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Exhibit 99.1


        Certifications Pursuant to 18 USC section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of RPM Technologies, Inc. (Company) on Form 10-QSB/A (Report) for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Randy Zych, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Randy Zych
---------------------
Randy Zych
Chief Executive Officer

Dated: June 6, 2003



In connection with the Quarterly Report of RPM Technologies, Inc. (Company) on Form 10-QSB/A (Report) for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, David Lade, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Lade
-------------------
David Lade
Chief Financial Officer

Dated: June 6, 2003